                                                                    Exhibit 99.1

                                            Net Interest Margin Trust 1994-B
                                            November, 2000
                                            Payment:  December 15, 2000

                                            7.85% SECURITIZED NET INTEREST
                                            MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                            Distribution Date: December 15, 2000

                                                                                   Per $1,000
Securitized Net Interest Margin Certificates                                        Original
--------------------------------------------                                       ----------
1.   Amount Available                                           403,275.75
                                                          ----------------
     Pro rata Share of Excess from NIM 94-A                     215,849.23
                                                          ----------------
Interest

2.   Aggregate Interest                                          25,127.07         0.27193799
                                                          -----------------------------------

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                            25,127.07
                                                          ----------------

Principal

6.   Current month's principal distribution                     593,997.91         6.42854881
                                                          -----------------------------------

7.   Remaining outstanding principal balance                  3,247,083.59         35.1415973
                                                          -----------------------------------
     Pool Factor                                                0.03514160
                                                          ----------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                            190,505,680.14**
                                                          ----------------

9.   Aggregate principal balance of loans
     refinanced by Conseco Finance                              371,840.63
                                                          ----------------

10.  Weighted average CPR                                            8.20%
                                                          ----------------

11.  Weighted average CDR                                            1.79%
                                                          ----------------

12.  Annualized net loss percentage                                  1.33%
                                                          ----------------


13.  Delinquency              30-59 day                              1.60%
                                                          ----------------
                              60-89 day                              0.44%
                                                          ----------------
                              90+ day                                0.72%
                                                          ----------------
                              Total 30+                              2.76%
                                                          ----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/00.

                                                Net Interest Margin Trust 1994-B
                                                November, 2000
                                                Payment: December 15, 2000




                                                Fee Assets
                            --------------------------------------------------
                                 Guarantee        Inside            Fee Asset
                                   Fees            Refi               Total
                            --------------------------------------------------

GTFC 1994-1                       85,281.24       3,576.33          88,857.57
GTFC 1994-2                            0.00           0.00               0.00
GTFC 1994-3                            0.00           0.00               0.00
GTFC 1994-4                            0.00           0.00               0.00
                            --------------------------------------------------

                                  85,281.24       3,576.33          88,857.57

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      88,857.57
                                                               ---------------

Subordinated Servicing Fees                                        207,498.99
                                                               ---------------

Payment on Finance 1 Note                                          296,356.56
                                                               ---------------

Allocable to Interest (current)                                          0.00
                                                               ---------------

Allocable to accrued but unpaid Interest                                 0.00
                                                               ---------------

Accrued and unpaid Trustee Fees                                          0.00
                                                               ---------------

Allocable to Principal                                                   0.00
                                                               ---------------

Finance 1 Note Principal Balance                                         0.00
                                                               ---------------

                                                Net Interest Margin Trust 1994-B
                                                November, 2000
                                                Payment: December 15, 2000





                                                Inside
                              Residual           Refi         Total
                        ------------------------------------------------

GTFC 1994-1                             0.00         0.00          0.00
GTFC 1994-2                        26,198.10     6,062.25     32,260.35
GTFC 1994-3                        64,075.60     1,392.39     65,467.99
GTFC 1994-4                             0.00     9,190.85      9,190.85
                        ------------------------------------------------

                                   90,273.70    16,645.49    106,919.19

                 Total Residual and Inside
                            Refinance Payments               106,919.19